UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

As previously disclosed, in May 2011, Wynn Macau, a majority owned subsidiary of Wynn Resorts, Limited (the “Company”), made a commitment to the University of Macau Development Foundation in support of the new Asia-Pacific Academy of Economics and Management.  This contribution consists of a $25 million payment made in May 2011 and a commitment for additional donations of $10 million each year for the calendar years 2012 through 2022 inclusive.  The pledge was consistent with the Company’s long-standing practice of providing philanthropic support for deserving institutions in the markets in which it operates.  The pledge was made following an extensive analysis which concluded that the gift was made in accordance with all applicable laws.  The pledge was considered by the Boards of Directors of both the Company and Wynn Macau and approved by 15 of the 16 directors who serve on those boards.  The sole dissenting vote was Mr. Kazuo Okada whose stated objection was to the length of time over which the donation would occur, not its propriety.

Also as previously disclosed, Mr. Okada commenced litigation on January 11, 2012, in Nevada seeking to compel the Company to produce information relating to the donation to the University of Macau, among other things.

On February 8, 2012, following Mr. Okada’s lawsuit, the Company received a letter from the Salt Lake Regional Office of the U.S. Securities and Exchange Commission ("SEC") requesting that, in connection with an informal inquiry by the SEC, the Company preserve information relating to the donation to the University of Macau, any donations by the Company to any other educational charitable institutions, including the University of Macau Development Foundation, and the Company’s casino or concession gaming licenses or renewals in Macau.  The Company intends to fully comply with the SEC’s request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2012

                             WYNN RESORTS, LIMITED

                             By:       /s/ Matt Maddox

                                        Matt Maddox

                                        Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2012

                             WYNN LAS VEGAS, LLC

                             By:      Wynn Resorts Holdings, LLC, its sole member

                             By:      Wynn Resorts, Limited, its sole member

                             By:       /s/ Matt Maddox

                                        Matt Maddox

                                        Chief Financial Officer and Treasurer